Intangible Assets (Tables)	12 Months Ended
Jun. 30, 2023
Disclosure of detailed information about intangible assets [abstract]
Schedule of Intangible Assets

	SA Rand
Figures in million	2023	2022
Goodwill	—	—
Technology-based assets	33	48
Total intangible assets	33	48

Schedule of Reconciliation of Intangible Assets
The movement in goodwill is as follows:

	SA Rand
Figures in million	2023	2022
Cost
Balance at beginning and end of year	2 675	2 675
Accumulated amortisation and impairments
Balance at beginning of year	2 675	2 342
Impairment[1]	—	333
Balance at end of year	2 675	2 675
Net carrying value	—	—
1    In 2022 the goodwill for the Bambanani and Moab Khotsong operations was impaired in full as the carrying value exceeded the recoverable amount of the related cash generating units. Refer to note 6 for further details on the impairment assessment.